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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 18, 2005


                               B/E AEROSPACE, INC.
             (Exact name of Registrant as specified in its charter)



       Delaware                      1-10777              13-3621676
(State of incorporation)    (Commission file number)      (I.R.S. employer
                                                          identification no.)

              1400 Corporate Center Way, Wellington, Florida, 33414
               (Address of principal executive offices) (Zip Code)

                                 (212) 668-0340
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 1.01.  Entry into a Material Definitive Agreement.

         At its meetings on April 18, 2005, the Stock Option and Compensation Committee (the "Committee") of B/E Aerospace, Inc. (the "Company") approved the 2005 B/E Aerospace Group Executive Incentive Plan (the "Plan") under which the Company's Chairman, President and Chief Executive Officer, Chief Financial Officer and Senior Vice President of Administration and other Vice Presidents (including all of named executive officers) are eligible to receive bonuses with respect to calendar year 2005. The Plan is intended to encourage significant contributions to the success of the Company and the 2005 bonuses are based upon the achievement of certain pre-established financial performance measures relating to the Company or the participant's segment (as appropriate).

           The Plan utilizes four operating performance measures, which are weighted as follows:

           ---------------------------------------------------------------------
                       Performance Measure                 Percent of Bonus

           ---------------------------------------------------------------------
           EBIT                                                  30%
           ---------------------------------------------------------------------
           Operating Cash Flow of the Company                    40%
           (EBITDA plus or minus the change in working
           capital (exclusive of cash) less capital
           expenditures) or Return on Net Tangible
           Assets of the Distribution Segment (EBIT
           divided by the sum of total assets, less
           cash, less intangible assets, less third
           party liabilities)
           ---------------------------------------------------------------------
           Revenues                                              10%
           ---------------------------------------------------------------------
           Gross Margin                                          20%
           ---------------------------------------------------------------------


         The 2005 targets for each performance measure were established by the Committee. The target bonus payable to any participant under the Plan is 80-100% of the participant's base salary (depending on the participant's title) and is based upon both (i) the achievement of the target performance measures by the Company or the participant's segment (as appropriate) and (ii) the participant's contribution to the attainment of the performance measures. In general, no payments will be made under the Plan with respect to a particular performance measure unless the Company or the participant's segment (as appropriate) exceeds 90% of the targets for the applicable performance measure. A participant may, however, obtain a bonus with respect to one performance measure even if not all performance measure targets are attained. If the Company or the participant's segment (as appropriate) equals or exceeds the target performance measures, the participant will be eligible to receive up to an additional 20% of his or her base salary resulting in a maximum bonus of up to 120% of the participant's base salary.

         At the end of the year, the Chairman, President and Chief Executive Officer, and Chief Financial Officer and Senior Vice President of Administration will review the attainment of the business goals and objectives and recommend bonus payouts to the Committee for its approval. The Committee has the authority to reduce or increase, the amount of the bonuses earned under the Plan in its sole discretion, subject to the maximum bonus limitations set forth above. Awards are distributed as soon as practicable


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after the close of the fiscal year. Participants must be actively employed by the Company or its subsidiaries on the date of payment to be eligible to receive an award under the Plan.

Item 9.01.  Exhibits.

        (c) Exhibits

          10.1 B/E Aerospace Group Executive Incentive Plan Chairman, CEO, SR. VP's - FY - 2005
          10.2 B/E Aerospace Group Executive Incentive Plan Group Vice President - Distribution Business FY 2005
          10.3 B/E Aerospace Group Executive Incentive Plan Group Vice Presidents - FY - 2005


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                                  EXHIBIT INDEX


Exhibit
Number      Description of Exhibit
------      ----------------------


10.1        B/E Aerospace Group Executive Incentive Plan Chairman, CEO, SR. VP's
            - FY 2005

10.2 B/E Aerospace Group Executive Incentive Plan Group Vice President - Distribution Business FY - 2005

10.3 B/E Aerospace Group Executive Incentive Plan Group Vice Presidents - FY - 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                 BE Aerospace, Inc.



Dated:   April 22, 2005
                                                 By: /s/ Thomas P. McCaffrey
                                                     ---------------------------
                                                     Thomas P. McCaffrey
                                                     Senior Vice President of
                                                     Administration and Chief
                                                     Financial Officer